Wealthfront Risk Parity Fund

Supplement dated February 23, 2022
to the Prospectus and Statement of Additional Information (the “SAI”) of the Wealthfront Risk Parity Fund (the “Fund”) dated March 1, 2021

This Supplement provides new and additional information beyond that in, and should be read in conjunction with, the Fund’s Prospectus and SAI.

On January 26, 2022, Wealthfront Corporation (“Wealthfront”), the Adviser’s parent company, entered into an agreement to be acquired by UBS Americas Inc. (“UBS”). As part of this transaction, Wealthfront Strategies LLC (the “Adviser”), the Fund’s investment adviser and wholly-owned subsidiary of Wealthfront, would become an indirect wholly-owned subsidiary of UBS (the “Transaction”). The Transaction is expected to be completed in the second half of 2022, subject to the regulatory approvals and the satisfaction of other customary closing conditions.

Under the Investment Company Act of 1940, as amended, completion of the Transaction will result in a change in control of the Adviser and would therefore constitute an “assignment” and the automatic termination of the Fund’s investment advisory agreement. As a result, the Fund’s Board of Trustees expects to consider the approval of a new investment advisory agreement prior to the close of the Transaction. If approved by the Board, the new investment advisory agreement will be presented to Fund shareholders for their approval, and if approved by the shareholders, will take effect upon the closing of the Transaction.

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This Supplement, and the Prospectus and SAI, each dated March 1, 2021, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference. These can be obtained without charge by calling 1-877-910-4232.